--------------------------------------------------------------------------------
EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust

Annual Report
October 31, 2002

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This report contains the performance, investment strategy and outlook for Alliance Multi-Market Strategy Trust (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objective and Policies

This open-end fund seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table provides the Fund's performance during the six- and 12-month periods ended October 31, 2002. For comparison, we have included the performance for the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged short-term Treasury securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 9 funds during the six- and 12-month periods, with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Multi-Market Strategy Trust
     Class A                                             4.04%           3.74%
--------------------------------------------------------------------------------
     Class B                                             3.49%           2.84%
--------------------------------------------------------------------------------
     Class C                                             3.49%           2.83%
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Government Bond Index             5.40%           5.83%
--------------------------------------------------------------------------------
Lipper Short World Multi-Market Income Funds Average     5.00%           5.26%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      years. The Lipper Short World Multi-Market Income Funds Average (the "Lipper Average") reflects performance of 9 funds during the six- and 12-month periods ended October 31, 2002. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

     Additional investment results appear on pages 6-9.

During both the six- and 12-month periods, the Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index and the Lipper Short World Multi-Market Income Funds Average. For both periods, the primary contributor to the underperformance relative to the index was the Fund's underweighted position in U.S. Treasury securities. The benchmark, which measures U.S. government securities only, outperformed the Fund's non-U.S. government bonds.

The 1-5 Year U.S. Treasury market was strong during the period driven by a flight to quality and the U.S. Federal Reserve's willingness to cut interest rates. During the annual reporting period, several shocks were absorbed by the U.S. markets, including the after effects of the terrorist attack of September 11, corporate governance scandals, a sharp drop in equity valuations, as well as the potential of military action against Iraq. As a consequence, the U.S. Federal Reserve lowered interest rates to historic lows in efforts to spur an anemic domestic economy. All of these economic, corporate and political developments contributed to the strength of the U.S Treasury market as investors sought to avoid riskier assets.

In comparison, non-U.S. government bonds in Europe, Japan and the Dollar Bloc countries (Canada, Australia and New Zealand) generally underperformed their U.S. counterparts, while still posting positive returns. The global economy slowed during the period, but at a much more muted pace than in the U.S. This mismatch in the business cycle between the U.S. and the global economy caused U.S. government securities to outperform. Short-term yields declined globally, but again the decline was not as pronounced as in the U.S. In Europe, the European Central Bank (ECB) was much more reluctant to cut interest rates due to inflationary concerns. Inflation in Europe failed to fall below the 2% threshold. Interest rate cuts by central banks such as the ECB serve to boost shorter-term debt prices. Additionally, the conversion of some European national currencies to euro notes and coins added additional inflationary pressures.


--------------------------------------------------------------------------------
2 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Overview

The global economic recovery stalled since our last report, led by a loss of economic momentum in the U.S. Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending, and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two/thirds of Gross Domestic Product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

In Europe, economic growth continued to be sluggish. Most disappointing was the German economy which is highly dependent on exports. The appreciation of the euro, combined with weaker-than-expected global sales, hurt exports in the largest European economy. Germany's sluggish business cycle spread to the rest of Europe throughout the period, particularly France and Italy. With a recent downward adjustment in European economic expectations and an easing of concerns regarding inflation, the ECB moved to reduce interest rates for the first time in one year in early December. In Japan, developments early in 2002 pointed toward a recovery, however, the lack of needed reforms and policy-paralysis surrounding the current Prime Minister have dampened prospects for its economy. The Japanese economy remained relatively sluggish throughout the year with near zero growth.

Investment Strategy

Early in the period, we continued to switch between the U.S. and European bond market as their relative values changed. We used the strength of the U.S. bond market to reduce our U.S. corporate overweight at favorable levels and invested the proceeds into European government and corporate debt.

More importantly, we implemented a strategic shift to increase the Fund's foreign currency exposure due to our belief that the U.S. dollar would weaken. We added exposure to Canadian, New Zealand and Australian dollars. With expectations that Sweden would enter the European Monetary Union at a stronger Swedish krona versus euro exchange rate, we cross-hedged our krona position. In Korea, we added a new position in the won due to our belief that the recovery in the global industrial product will likely result in a stronger economy and currency for Korea. We also invested in the Chilean peso on expectations of higher copper prices.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Later in the period, however, we moved to eliminate our foreign currency positions as the U.S. dollar stabilized against foreign currencies and Europe began to show signs of weakening. After taking advantage of the weakened U.S. dollar by holding foreign currency positions, the Fund moved back to a fully hedged profile.

In addition, the Fund liquidated its position of U.K. government securities during the period. Consumer demand and housing remained strong in the U.K., and the Central Bank, except for a weak external economy, was poised to raise interest rates.

Outlook

Global economic activity continues to absorb the impact of the mid-year slowdown led by the U.S. Economic data indicates that the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Revised third quarter GDP was recently reported at 4.0%, a brisker pace than what was previously anticipated. Fiscal and monetary stimulus is currently working its way through the economy, most visibly in strong demand for autos and housing. However, risk aversion -- brought on by financial market losses and the possibility of military action against Iraq -- is still suppressing forms of economic activity involving long-term commitment, such as the construction of office buildings and plants and the hiring of new personnel. Recent economic signs, although still mixed, indicate that we may have reached the cyclical bottom.

We expect the risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economic recovery, and when uncertainty about war in Iraq has likely lifted, even if our forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of an economic recovery. As conditions stabilize, we expect the U.S. Federal Reserve to begin to tighten its policy, and the yield curve should flatten.

Although the U.S. appears poised for reacceleration, we are less optimistic concerning Europe and Japan. Neither have taken effective policy actions. The December 5 ECB easing was "too little too late" to decisively spark an upsurge in confidence. Japan's current bank reform plan has been watered down, but further progress is likely over the next year at a slow pace. While the U.S. Federal Reserve, in our opinion, is finished easing, the ECB and the Bank of Japan are likely to continue. The U.S. Federal Reserve is likely to raise rates late next year, but European and Japanese growth will be insufficiently recovered to justify such action. Accordingly, European and Japanese yields will remain low, and those bond markets are likely to outperform U.S.


--------------------------------------------------------------------------------
4 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Treasuries. Therefore, we plan to maintain the Fund's underweight position in U.S. Treasuries with a focus on European government bonds which we expect to outperform.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President


[PHOTO] John D. Carifa

[PHOTO] Douglas J. Peebles

Douglas J. Peebles, Portfolio Manager, has over 15 years of investment experience.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
10/31/92 - 10/31/02

Merrill Lynch 1-5 Year Government Bond Index:           $18,681
Lipper Short World Multi-Market Income Funds Average:   $15,398
Alliance Multi-Market Strategy Trust:                   $15,215

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Alliance           Merrill Lynch       Lipper Short World
                  Multi-Market     1-5 Year Government     Multi-MarketIncome
                 Strategy Trust         Bond Index           Funds Average
-------------------------------------------------------------------------------
10/31/92            $ 9,578              $10,000                $10,000
10/31/93            $10,441              $10,750                $10,761
10/31/94            $10,166              $10,718                $10,785
10/31/95            $ 9,509              $11,829                $10,984
10/31/96            $11,065              $12,513                $11,876
10/31/97            $11,930              $13,368                $12,435
10/31/98            $12,753              $14,533                $13,237
10/31/99            $13,129              $14,822                $13,455
10/31/00            $13,545              $15,752                $13,660
10/31/01            $14,666              $17,651                $14,678
10/31/02            $15,215              $18,681                $15,398


This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 10/31/92 to 10/31/02) as compared to the performance of an appropriate broad-based index and the Lipper Short World Multi-Market Income Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. The Lipper Short World Multi-Market Income Funds Average reflects performance of 5 funds (based on the number of funds in the average from 10/31/92 to 10/31/02). The funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although investment policies for the various funds may vary.

When comparing Alliance Multi-Market Strategy Trust to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [BAR CHART OMITTED]

        Alliance Multi-Market Strategy Trust - Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                          Alliance Multi-Market    Merrill Lynch 1-5 Year
                             Strategy Trust         Government Bond Index
--------------------------------------------------------------------------------
      10/31/93                     9.02%                     7.50%
      10/31/94                    -2.63%                    -0.30%
      10/31/95                    -6.47%                    10.37%
      10/31/96                    16.37%                     5.77%
      10/31/97                     7.82%                     6.83%
      10/31/98                     6.90%                     8.72%
      10/31/99                     2.95%                     1.99%
      10/31/00                     3.17%                     6.27%
      10/31/01                     8.27%                    12.06%
      10/31/02                     3.74%                     5.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses charged to these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $295.7
5/29/91
Class B Shares
5/29/91
Class C Shares
5/3/93

COUNTRY BREAKDOWN

20.4% Italy
11.4% United States
10.4% Sweden
8.0% New Zealand
7.8% Netherlands
5.9% Denmark
5.1% United Kingdom                     [PIE CHART OMITTED]
5.0% Canada
4.9% Belgium
4.9% Germany
4.9% Spain
4.8% Australia
3.7% Poland
2.8% France

CURRENCY BREAKDOWN

42.3% Euro
16.6% U.S. Dollar
10.4% Swedish Krona
8.0% New Zealand Dollar                 [PIE CHART OMITTED]
5.9% Danish Krona
5.1% British Pound
5.0% Canadian Dollar
3.7% Polish Zloty
2.8% Australian Dollar

0.2% Short-Term

All data as of October 31, 2002. The Fund's country and currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year              3.74%                     -0.74%
                    5 Years              4.99%                      4.07%
                   10 Years              4.74%                      4.29%
                  SEC Yield**            2.22%
Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year              2.84%                     -0.11%
                    5 Years              4.18%                      4.18%
                   10 Years(a)           4.25%                      4.25%
                  SEC Yield**            1.60%
Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year              2.83%                      1.85%
                    5 Years              4.18%                      4.18%
            Since Inception*             3.85%                      3.85%
                  SEC Yield**            1.61%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                   Class A           Class B          Class C
                                    Shares            Shares           Shares
--------------------------------------------------------------------------------
                     1 Year          0.34%            0.84%             2.99%
                    5 Years          3.94%            4.03%             4.07%
                   10 Years          4.35%            4.31%(a)           n/a
            Since Inception*         3.84%            3.79%(a)          3.90%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuations may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2002.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

n/a: not applicable


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

                                                             Principal
                                                                Amount
                                                                 (000)   U.S. $ Value
-------------------------------------------------------------------------------------
Australia-4.6%
Debt Obligations-4.6%
Commonwealth Bank of Australia
   7.13%, 7/10/06(a) .............................   US$         5,000   $  5,716,190
European Investment Bank
   5.30%, 4/26/05 ................................   AUD        10,000      5,576,471
International Bank of Reconstruction
   & Development
   5.50%, 5/14/03(a) .............................               4,220      2,351,329
                                                                         ------------
Total Australian Securities
   (cost $13,063,293) ............................                         13,643,990
                                                                         ------------
Belgium-4.7%
Government Obligations-4.7%
Kingdom of Belgium
   7.25%, 4/29/04(a) .............................   EUR         7,100      7,429,204
   7.75%, 10/15/04(a) ............................               6,100      6,541,605
                                                                         ------------
Total Belgian Securities
   (cost $12,702,290) ............................                         13,970,809
                                                                         ------------
Canada-4.9%
Government Obligation-4.9%
Government of Canada
   8.75%, 12/01/05(a)
   (cost $14,063,313) ............................   CAD        19,500     14,341,250
                                                                         ------------
Denmark-5.7%
Government Obligation-5.7%
Kingdom of Denmark
   8.00%, 3/15/06(a)
   (cost $14,364,294) ............................   DKK       111,500     16,720,355
                                                                         ------------
France-2.7%
Government Obligation-2.7%
Government of France
   8.50%, 4/25/03(a)
   (cost $8,237,809) .............................   EUR         8,000      8,091,990
                                                                         ------------
Germany-4.7%
Government Obligation-4.7%
Republic of Germany
   6.25%, 4/26/06(a)
   (cost $12,286,240) ............................              13,000     13,975,241
                                                                         ------------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                             Principal
                                                                Amount
                                                                 (000)   U.S. $ Value
-------------------------------------------------------------------------------------
Italy-19.7%
Government Obligations-19.7%
Republic of Italy
   8.50%, 4/01/04(a) .............................   EUR         8,500   $  9,015,141
   9.50%, 1/01/05(a) .............................              44,250     49,302,107
                                                                         ------------
Total Italian Securities
   (cost $55,032,975) ............................                         58,317,248
                                                                         ------------
Netherlands-7.6%
Debt Obligation-3.3%
Deutsche Finance BV
   6.75%, 6/24/04(a) .............................   US$         9,000      9,638,235
                                                                         ------------
Government Obligation-4.3%
Government of Netherlands
   6.00%, 1/15/06(a) .............................   EUR        12,000     12,777,023
                                                                         ------------
Total Dutch Securities
   (cost $20,367,297) ............................                         22,415,258
                                                                         ------------
New Zealand-7.8%
Government Obligation-7.8%
Government of New Zealand
   8.00%, 11/15/06(a)
   (cost $19,937,739) ............................   NZD        44,100     22,954,472
                                                                         ------------
Poland-3.5%
Debt Obligations-3.5%
Citibank, NA
   14.50%, 6/16/05(a) ............................   PLN         7,000      2,046,301
European Bank for Reconstruction
   & Development
   9.63%, 2/23/04(a) .............................              15,000      3,860,977
European Investment Bank
   17.00%, 3/24/05(a) ............................              10,000      3,045,325
Nordic Investment Bank
   15.50%, 1/19/04(a) ............................               5,600      1,527,850
                                                                         ------------
Total Polish Securities
   (cost $9,897,807) .............................                         10,480,453
                                                                         ------------
Spain-4.7%
Government Obligation-4.7%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $13,910,628) ............................   EUR        13,175     13,976,317
                                                                         ------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                             Contracts
                                                             Principal
                                                                Amount
                                                                 (000)   U.S. $ Value
-------------------------------------------------------------------------------------
Sweden-10.1%
Debt Obligation-5.5%
AB Spintab
   5.75%, 6/15/05(a) .............................   SEK       145,500   $ 16,244,803
                                                                         ------------
Government Obligation-4.6%
Kingdom of Sweden
   10.25%, 5/05/03(a) ............................             121,200     13,577,104
                                                                         ------------
Total Swedish Securities
   (cost $27,834,145) ............................                         29,821,907
                                                                         ------------
United Kingdom-4.9%
Debt Obligation-4.9%
Abbey National Treasury
   6.50%, 3/05/04(a)
   (cost $14,863,953) ............................   GBP         9,000     14,503,089
                                                                         ------------
United States-10.9%
Debt Obligations-6.7%
Citigroup, Inc.
   6.75%, 12/01/05(a) ............................   US$         5,000      5,521,685
KFW International Finance
   5.00%, 12/22/04(a) ............................              13,500     14,321,205
                                                                         ------------
                                                                           19,842,890
                                                                         ------------
Government Obligation-4.2%
U.S. Treasury Notes (TIPS)
   3.375%, 1/15/07(a) ............................              11,404     12,253,996
                                                                         ------------
Total United States Securities
   (cost $30,835,439) ............................                         32,096,886
                                                                         ------------
PUT OPTION PURCHASED-0.0%(b)
Euro
   expiring Nov '02 @ $.93
   (cost $31,036) ................................               4,500             -0-
                                                                         ------------

SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
ING Bank GC
   1.88%, 11/01/02
   (cost $700,000) ...............................                 700        700,000
                                                                         ------------

Total Investments-96.7%
   (cost $268,128,258) ...........................                        286,009,265
                                                                         ------------


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                             Contracts
                                                                 (000)   U.S. $ Value
-------------------------------------------------------------------------------------
CALL OPTION WRITTEN-0.0%(b)
Euro
   expiring Nov '02 @ $1.01
   (premium received $31,036) ....................               4,500   $         -0-
                                                                         ------------
Total Investments, Net of
   Outstanding Call
   Option Written-96.7%
   (cost $268,097,222) ...........................                        286,009,265
Other assets less liabilities-3.3% ...............                          9,710,872
                                                                         ------------
Net Assets-100% ..................................                       $295,720,137
                                                                         ============

(a) Positions with an aggregate market value of $278,224,098 have been segregated to collateralize forward exchange currency contracts.

(b)   Non-income producing security.

      Glossary:

      TIPS -Treasury Inflation Protected Security
      Currency Abbreviations:
      AUD - Australian Dollar
      CAD - Canadian Dollar
      DKK - Danish Krona
      EUR - Euros
      GBP - Great British Pound
      NZD - New Zealand Dollar
      PLN - Polish Zloty
      SEK - Swedish Krona
      US$ - United States Dollar

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $268,128,258) .....     $ 286,009,265
Cash ........................................................             9,789
Interest receivable .........................................         9,329,463
Receivable for capital stock sold ...........................         5,673,950
                                                                  -------------
Total assets ................................................       301,022,467
                                                                  -------------
Liabilities
Outstanding call option written, at value
   (premium received $31,036) ...............................                -0-
Net unrealized depreciation of forward exchange
   currency contracts .......................................         3,749,411
Dividends payable ...........................................           519,214
Payable for capital stock redeemed ..........................           363,617
Advisory fee payable ........................................           148,743
Distribution fee payable ....................................            92,047
Accrued expenses and other liabilities ......................           429,298
                                                                  -------------
Total liabilities ...........................................         5,302,330
                                                                  -------------
Net Assets ..................................................     $ 295,720,137
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      50,227
Additional paid-in capital ..................................       323,715,297
Distributions in excess of net investment income ............       (14,225,686)
Accumulated net realized loss on investment
   and foreign currency transactions ........................       (28,174,669)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......        14,354,968
                                                                  -------------
                                                                  $ 295,720,137
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($264,978,198/45,018,013 shares of capital stock
   issued and outstanding) ..................................             $5.89
Sales charge--4.25% of public offering price ................               .26
                                                                          -----
Maximum offering price ......................................             $6.15
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($13,149,739/2,228,738 shares of capital stock
   issued and outstanding) ..................................             $5.90
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($17,592,200/2,979,850 shares of capital stock
   issued and outstanding) ..................................             $5.90
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Interest (net of foreign taxes
   withheld of $16,265) .................                    $  14,019,996
Expenses
Advisory fee ............................   $   1,786,248
Distribution fee--Class A ...............         812,506
Distribution fee--Class B ...............         108,364
Distribution fee--Class C ...............         158,140
Transfer agency .........................         980,310
Custodian ...............................         353,276
Administrative ..........................         135,000
Printing ................................         126,470
Audit and legal .........................          99,500
Registration ............................          45,357
Directors' fees .........................          19,640
Miscellaneous ...........................          13,761
                                            -------------
Total expenses ..........................                        4,638,572
                                                             -------------
Net investment income ...................                        9,381,424
                                                             -------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investments ..........................                        1,329,358
   Written options ......................                          278,784
   Foreign currency transactions ........                      (27,618,486)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..........................                       31,209,817
   Written options ......................                           33,847
   Foreign currency denominated assets
     and liabilities ....................                       (4,690,176)
                                                             -------------
Net gain on investment and foreign
   currency transactions ................                          543,144
                                                             -------------
Net Increase in Net Assets from
   Operations ...........................                    $   9,924,568
                                                             =============

See notes to financial statements


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Year Ended       Year Ended
                                             October 31,      October 31,
                                                 2002            2001
                                            =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ...................   $   9,381,424    $  18,804,187
Net realized loss on investment
   and foreign currency transactions ....     (26,010,344)     (24,360,689)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and
   liabilities ..........................      26,553,488       31,456,578
                                            -------------    -------------
Net increase in net assets from
   operations ...........................       9,924,568       25,900,076
Dividends and Distributions to
Shareholders from
Net investment income
Class A .................................              -0-     (15,811,764)
Class B .................................              -0-        (609,918)
Class C .................................              -0-        (760,151)
Tax return of capital
Class A .................................     (14,557,231)     (12,255,833)
Class B .................................        (501,157)        (472,753)
Class C .................................        (729,217)        (589,199)
Capital Stock Transactions
Net decrease ............................     (14,200,528)     (14,855,981)
                                            -------------    -------------
Total decrease ..........................     (20,063,565)     (19,455,523)
Net Assets
Beginning of period .....................     315,783,702      335,239,225
                                            -------------    -------------
End of period ...........................   $ 295,720,137    $ 315,783,702
                                            =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined inaccordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, net operating losses, tax return of capital, expiring capital loss carryforward and the tax treatment of bond premium, resulted in a net decrease in accumu-


--------------------------------------------------------------------------------
18 o  ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

lated net realized loss on investment and foreign currency transactions, a net increase in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $5,025,700 decrease in cost of investments and a corresponding $5,025,700 decrease in net unrealized depreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to decrease net investment income by $6,983,066, increase net unrealized appreciation of investments by $5,071,911 and increase net realized gain on investment transactions by $1,911,155. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $582,070 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $1,805 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) (the "Distributor") serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $210,133 from the sale of Class A shares and $1,493, $12,494 and $5,086 in contingent deferred sales charges im-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

posed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,593,531 and $1,578,189 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $128,811,144 and $161,931,539, respectively, for the year ended October 31, 2002. There were purchases of $200,260,663 and sales of $203,292,546 of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $278,225,869. Accordingly, gross unrealized appreciation of investments was $8,472,401 and gross unrealized depreciation of investments was $689,005 resulting in net unrealized appreciation of $7,783,396 (excluding written options and foreign currency transactions).

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                                 U.S. $
                               Contract        Value on         U.S. $     Unrealized
                                 Amount     Origination        Current   Appreciation/
                                   (000)           Date          Value   (Depreciation)
                              ---------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Australian Dollar,
  settling 11/20/02-12/09/02     15,108    $  8,358,923   $  8,368,453   $      9,530
British Pound,
  settling 11/01/02               9,498      14,798,230     14,848,570         50,340
Polish Zloty,
  settling 11/05/02              25,200       6,000,154      6,255,275        255,121
Forward Exchange
  Currency Sale
  Contracts
Australian Dollar,
  settling 11/20/02-12/09/02     29,687      16,389,113     16,434,085        (44,972)
British Pound,
  settling 11/01/02-12/05/02     19,098      29,686,317     29,827,583       (141,266)
Canadian Dollar,
  settling 11/08/02              22,933      14,410,334     14,697,701       (287,367)
Danish Krona,
  settling 11/25/02             123,000      16,191,667     16,326,898       (135,231)
Euro,
  settling 11/15/02-01/28/03    127,750     124,034,311    125,909,234     (1,874,923)
Japanese Yen,
  settling 11/20/02             740,000       5,966,299      6,034,250        (67,951)
New Zealand Dollar,
  settling 12/16/02              49,180      23,416,489     23,776,240       (359,751)
Polish Zloty,
  settling 11/05/02-11/29/02     69,909      16,806,941     17,349,427       (542,486)
Swedish Krona,
  settling 12/12/02             280,159      29,795,228     30,405,683       (610,455)
                                                                         ------------
                                                                         $ (3,749,411)
                                                                         ------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended October 31, 2002 were as follows:

                                                       Number of
                                                       Contracts
                                                         (000)         Premium
                                                       ==========     =========
Options outstanding at beginning
   of period ....................................        15,000       $  15,741
Options written .................................       937,200         294,079
Options expired .................................      (947,700)       (278,784)
                                                       --------       ---------
Options outstanding at October 31, 2002 .........         4,500       $  31,036
                                                       --------       ---------
3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swap agreements to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at spe-


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

cified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions. At October 31, 2002, the Fund had no outstanding currency or interest rate swap contracts.

NOTE E

Distribution To Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                                 2002                 2001
                                             ===========          ===========
Distributions paid from:
   Ordinary income ...................       $        -0-         $17,238,361
                                             -----------          -----------
Total taxable distributions ..........                -0-          17,238,361
   Tax return of capital .............        15,859,902           13,317,785
                                             -----------          -----------
Total distributions paid .............       $15,859,902(a)       $30,556,146(a)
                                             -----------          -----------

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(35,110,345)(b)
Unrealized appreciation/(depreciation) .................           7,584,172(c)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(27,526,173)
                                                                ------------

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $28,174,669 of which $6,103,309 expires in the year 2003, $973,274 expires in the year 2004, $572,902 expires in the year 2005, $6,799,602 expires in the year 2007, $9,788,373 expires in the year 2008, $3,634,196 expires in the year 2009 and $303,013 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2002, $33,977,958 of the capital loss carryforward expired. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's prior year mergers, may apply. As of October 31, 2002, the Fund deferred tax straddle losses of $6,935,676.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ---------------------------   ---------------------------
                                Shares                        Amount
                     ---------------------------   ---------------------------
                       Year Ended     Year Ended     Year Ended     Year Ended
                      October 31,    October 31,    October 31,    October 31,
                             2002           2001           2002           2001
                     ---------------------------------------------------------
Class A
Shares sold             5,003,164      3,403,454   $ 29,244,522   $ 20,383,897
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends             1,369,675      2,498,524      8,026,307     14,888,364
------------------------------------------------------------------------------
Shares converted
  from Class B            391,314        345,892      2,289,845      2,060,495
------------------------------------------------------------------------------
Shares redeemed       (10,001,400)    (8,279,567)   (58,456,256)   (49,504,139)
------------------------------------------------------------------------------
Net decrease           (3,237,247)    (2,031,697)  $(18,895,582)  $(12,171,383)
==============================================================================


--------------------------------------------------------------------------------
24 o  ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                     ---------------------------   ---------------------------
                                Shares                        Amount
                     ---------------------------   ---------------------------
                       Year Ended     Year Ended     Year Ended     Year Ended
                      October 31,    October 31,    October 31,    October 31,
                             2002           2001           2002           2001
                     ---------------------------------------------------------
Class B
Shares sold             1,667,677        595,382   $  9,803,708   $  3,569,713
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                54,546        117,862        320,505        705,162
------------------------------------------------------------------------------
Shares converted
  to Class A             (390,278)      (344,682)    (2,289,845)    (2,060,495)
------------------------------------------------------------------------------
Shares redeemed          (984,519)      (626,754)    (5,784,916)    (3,762,712)
------------------------------------------------------------------------------
Net increase
  (decrease)              347,426       (258,192)  $  2,049,452   $ (1,548,332)
==============================================================================

Class C
Shares sold             1,540,244        421,292   $  9,060,873   $  2,519,345
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                77,914        129,893        458,161        777,221
------------------------------------------------------------------------------
Shares redeemed        (1,167,415)      (739,189)    (6,873,432)    (4,432,832)
------------------------------------------------------------------------------
Net increase
  (decrease)              450,743       (188,004)  $  2,645,602   $ (1,136,266)
==============================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------
                                                               Class A
                                  --------------------------------------------------------------------
                                                        Year Ended October 31,
                                  --------------------------------------------------------------------
                                      2002(a)        2001         2000            1999            1998
                                  --------------------------------------------------------------------
Net asset value,
  beginning of period .........   $   5.99       $   6.08     $   6.29        $   6.64        $   7.11
                                  --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......        .19            .35          .38             .42             .44
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................        .02            .13         (.19)           (.22)            .02
                                  --------------------------------------------------------------------
Net increase in net asset
  value from operations .......        .21            .48          .19             .20             .46
                                  --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-          (.32)        (.38)           (.42)           (.44)
Distributions in excess of
  net investment income .......         -0-            -0-        (.02)           (.02)           (.42)
Tax return of capital .........       (.31)          (.25)          -0-           (.11)           (.07)
                                  --------------------------------------------------------------------
Total dividends and
  distributions ...............       (.31)          (.57)        (.40)           (.55)           (.93)
                                  --------------------------------------------------------------------
Net asset value,
  end of period ...............   $   5.89       $   5.99     $   6.08        $   6.29        $   6.64
                                  ====================================================================
Total Return
Total investment return based
  on net asset value(c) .......       3.74%          8.27%        3.17%           2.95%           6.90%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $264,978       $289,265     $305,610        $396,867        $ 95,568
Ratio to average net assets of:
  Expenses ....................       1.49%          1.48%        1.52%(d)        1.44%(d)        1.74%(d)
  Net investment income .......       3.22%          5.87%        6.25%           6.23%           6.46%
Portfolio turnover rate .......        115%            79%          82%            124%            240%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------
                                                               Class B
                                  --------------------------------------------------------------------
                                                        Year Ended October 31,
                                  --------------------------------------------------------------------
                                      2002(a)        2001         2000            1999            1998
                                  --------------------------------------------------------------------
Net asset value,
  beginning of period .........   $   6.01       $   6.10     $   6.32        $   6.66        $   7.11
                                  --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......        .14            .30           33             .36             .36
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................        .02            .13         (.19)           (.22)            .05
                                  --------------------------------------------------------------------
Net increase in net asset
  value from operations .......        .16            .43          .14             .14             .41
                                  --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-          (.29)        (.34)           (.36)           (.36)
Distributions in excess of
  net investment income .......         -0-            -0-        (.02)           (.02)           (.43)
Tax return of capital .........       (.27)          (.23)          -0-           (.10)           (.07)
                                  --------------------------------------------------------------------
Total dividends and
  distributions ...............       (.27)          (.52)        (.36)           (.48)           (.86)
                                  --------------------------------------------------------------------
Net asset value,
  end of period ...............   $   5.90       $   6.01     $   6.10        $   6.32        $   6.66
                                  ====================================================================
Total Return
Total investment return based
  on net asset value(c)  ......       2.84%          7.49%        2.30%           2.13%           6.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 13,150       $ 11,311     $ 13,052        $ 18,129        $  7,217
Ratio to average net assets of:
  Expenses ....................       2.24%          2.24%        2.28%(d)        2.15%(d)        2.41%(d)
  Net investment income .......       2.44%          5.05%        5.44%           5.46%           5.64%
Portfolio turnover rate .......        115%            79%          82%            124%            240%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  --------------------------------------------------------------------
                                                               Class C
                                  --------------------------------------------------------------------
                                                        Year Ended October 31,
                                  --------------------------------------------------------------------
                                      2002(a)        2001         2000            1999            1998
                                  --------------------------------------------------------------------
Net asset value,
  beginning of period .........   $   6.01       $   6.10     $   6.31        $   6.65        $   7.11
                                  --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......        .14            .30           34             .36             .25
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................        .02            .13         (.19)           (.22)            .16
                                  --------------------------------------------------------------------
Net increase in net asset
  value from operations .......        .16            .43          .15             .14             .41
                                  --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-          (.29)        (.34)           (.36)           (.41)
Distributions in excess of
  net investment income .......         -0-            -0-        (.02)           (.02)           (.42)
Tax return of capital .........       (.27)          (.23)          -0-           (.10)           (.04)
                                  --------------------------------------------------------------------
Total dividends and
  distributions ...............       (.27)          (.52)        (.36)           (.48)           (.87)
                                  --------------------------------------------------------------------
Net asset value,
  end of period ...............   $   5.90       $   6.01     $   6.10        $   6.31        $   6.65
                                  ====================================================================
Total Return
Total investment return based
  on net asset value(c)  ......       2.83%          7.48%        2.46%           2.13%           6.10%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 17,592       $ 15,208     $ 16,578        $ 19,076        $ 16,518
Ratio to average net assets of:
  Expenses ....................       2.20%          2.19%        2.22%(d)        2.15%(d)        2.61%(d)
  Net investment income .......       2.48%          5.10%        5.52%           5.50%           5.28%
Portfolio turnover rate .......        115%            79%          82%            124%            240%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.14, decrease net realized and unrealized loss on investments per share by $.14 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 5.56% to 3.22% for Class A, from 4.79% to 2.44% for Class B and from 4.83% to 2.48% for Class C. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                  Year Ended October 31,
                               ----------------------------
                                 2000     1999     1998
                               ----------------------------
    Class A.............         1.50%    1.42%    1.73%
    Class B.............         2.27%    2.14%    2.40%
    Class C.............         2.21%    2.14%    2.60%


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 16, 2002


--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


-------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

      * Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND        OTHER
 NAME, AGE OF DIRECTOR,                               PRINCIPAL                          COMPLEX     DIRECTORSHIPS
         ADDRESS                                     OCCUPATION(S)                      OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                             DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**
John D. Carifa, **, 57                    President, Chief Operating Officer and a           114         None
1345 Avenue of the                        Director of Alliance Capital Management
Americas                                  Corporation ("ACMC"), with which he has
New York, NY 10105                        been associated with since prior to 1997.
(11)

DISINTERESTED DIRECTORS
Ruth Block, #+, 72                        Formerly an Executive Vice President and           93          None
P.O. Box 4623                             Chief Insurance Officer of The Equitable
Stamford, CT 06903                        Life Assurance Society of the United States;
(10)                                      Chairman and Chief Executive Officer of
                                          Evlico formerly a Director of Avon, BP
                                          Amoco Corporation (oil and gas),
                                          Ecolab Incorporated (specialty
                                          chemicals), Tandem Financial Group,
                                          and Donaldson Lufkin & Jenrette
                                          Securities Corporation.

David H. Dievler, #+, 73                  Independent consultant. Until December             98          None
P.O. Box 167                              1994 he was Senior Vice President of
Spring Lake, NJ 07762                     ACMC responsible for mutual fund
(11)                                      administration. Prior to joining ACMC
                                          in 1984 he was Chief Financial Officer
                                          of Eberstadt Asset Management since
                                          1968. Prior to that he was a Senior
                                          Manager at Price Waterhouse & Co.
                                          Member of American Institute of
                                          Certified Public Accountants since
                                          1953.

John H. Dobkin, #+, 60                    Consultant. Formerly a Senior Advisor              94          None
P.O.Box 12                                from June 1999 - June 2000 and
Annadale, NY 12504                        President of Historic Hudson Valley
(10)                                      (December 1989 - May 1999). Previously,
                                          Director of the National Academy of
                                          Design and during 1988-92, Director
                                          and Chairman of the Audit Committee of
                                          ACMC.

William H. Foulk, Jr., #+, 70             Investment Adviser and an independent             110          None
2 Soundview Drive                         consultant. Formerly Senior
Suite 100                                 Manager of Barrett Associates, Inc.,
Greenwich, CT 06830                       a registered investment adviser, with
(11)                                      which he had been associated since
                                          prior to 1997. Formerly Deputy
                                          Comptroller of the State of New York and,
                                          prior thereto, Chief Investment Officer of
                                          the New York Bank for Savings.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                        PORTFOLIOS
                                                                                          IN FUND       OTHER
 NAME, AGE OF DIRECTOR,                               PRINCIPAL                           COMPLEX    DIRECTORSHIPS
         ADDRESS                                     OCCUPATION(S)                      OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                             DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63                 Senior Counsel of the law firm of                  93     Placer Dome Inc.
15 St. Bernard's Road                      Cahill Gordon & Reindel since February
Gladstone, NJ 07934                        2001 and a partner of that firm for more
(10)                                       than twenty-five years prior thereto.
                                           He is President and Chief Executive
                                           Officer of Wenonah Development
                                           Company (investments) and a Director
                                           of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68                 Senior Counsel to the law firm of Orrick,          92          None
98 Hell's Peak Road                        Herrington & Sutcliffe since prior to 1997.
Weston, VT 05161                           Formerly a senior partner and a member
(6)                                        of the Executive Committee of that firm.
                                           He was also a member and Chairman of
                                           the Municipal Securities Rulemaking
                                           Board and Trustee of the Museum of
                                           the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

                                      POSITION(S) HELD                        PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE                    WITH FUND                            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

John D. Carifa, 57                    Chairman and President           See biography above.

Kathleen A. Corbet, 42                Senior Vice President            Executive Vice President of Alliance
                                                                       Capital Management Corporation
                                                                       ("ACMC"),** with which she has been
                                                                       associated since prior to 1997.

Wayne D. Lyski, 61                    Senior Vice President            Executive Vice President of ACMC,**
                                                                       with which he has been associated since
                                                                       prior to 1997.

Michael Mon, 33                       Vice President                   Vice President of ACMC, with which he
                                                                       has been associated since June 1999. Prior
                                                                       thereto he was a Portfolio Manager at
                                                                       Brundage, Story and Rose since 1998.
                                                                       Previously, he was employed as an
                                                                       Assistant Vice President at Mitchell
                                                                       Hutchin Asset Management since prior
                                                                       to 1997.

Douglas J. Peebles, 37                Vice President                   Senior Vice President of ACMC,** with
                                                                       which he has been associated since prior
                                                                       to 1997.

Edmund P. Bergan, Jr., 52             Secretary                        Senior Vice President and General
                                                                       Counsel of Alliance Fund Distributors,
                                                                       Inc. ("AFD")** and Alliance Global
                                                                       Investor Services Inc. ("AGIS"),** with
                                                                       which he has been associated since prior
                                                                       to 1997.

Mark D. Gersten, 52                   Treasurer and Chief              Senior Vice President of AGIS,** with
                                      Financial Officer                which he has been associated since prior
                                                                       to 1997.

Vincent S. Noto, 38                   Controller                       Vice President of ACMC,** with which
                                                                       he has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                      ALLIANCE MULTI-MARKET STRATEGY TRUST o  37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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Alliance Multi-Market Strategy Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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